American Funds® Global Balanced Fund Summary prospectus January 1, 2023 (as supplemented May 1, 2023)

Class	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1
	GBLAX	GBLCX	TFGBX	GBLEX	GBLFX	GFBLX	CBFAX	CBFCX	CBFEX	TFBGX	CBFFX
Class	529-F-2	529-F-3	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	FFGGX	FFBGX	RGBLX	RGBBX	RGGHX	RGBCX	RGBEX	RGBHX	RGBFX	RGBGX

Investment objectives This fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 38 of the prospectus and on page 83 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A	C and 529-C	529-E	T and 529-T	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	3.50%	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none	none

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at capitalgroup.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, each dated January 1, 2023 (and in each case, as supplemented to date), are incorporated by reference into this summary prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and/or service (12b-1) fees	0.26	1.00	0.25	0.25	none	none	0.23
Other expenses[2]	0.13	0.13	0.13	0.18	0.15	0.04	0.18
Total annual fund operating expenses	0.83	1.57	0.82	0.87	0.59	0.48	0.85

Share class:	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
Management fees	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and/or service (12b-1) fees	1.00	0.50	0.25	0.25	none	none	1.00
Other expenses[2]	0.18	0.15	0.18	0.24	0.14	0.10	0.10
Total annual fund operating expenses	1.62	1.09	0.87	0.93	0.58	0.54	1.54

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and/or service (12b-1) fees	0.75	0.60	0.50	0.25	none	none	none
Other expenses[2]	0.38	0.25	0.18	0.13	0.20	0.09	0.04
Total annual fund operating expenses	1.57	1.29	1.12	0.82	0.64	0.53	0.48
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.
[2]	Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
1 year	$655	$260	$332	$89	$60	$49	$434	$265	$111	$337	$95	$59	$55	157
3 years	825	496	505	278	189	154	612	511	347	521	296	186	173	486
5 years	1,009	855	694	482	329	269	805	881	601	720	515	324	302	839
10 years	1,541	1,668	1,238	1,073	738	604	1,362	1,438	1,329	1,296	1,143	726	677	1,834

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$160	$131	$114	$84	$65	$54	$49		1 year	$160	$165
3 years	496	409	356	262	205	170	154		3 years	496	511
5 years	855	708	617	455	357	296	269		5 years	855	881
10 years	1,867	1,556	1,363	1,014	798	665	604		10 years	1,668	1,438

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 61% of the average value of its portfolio.

1     American Funds Global Balanced Fund / Summary prospectus

Principal investment strategies As a balanced fund with global scope, the fund seeks to invest in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income, while also constructing the portfolio to protect principal and limit volatility.

Normally the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the fund’s equity investments focus on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Normally the fund will invest at least 25% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser).

The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest at least 40% of its net assets in issuers domiciled outside the United States, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers domiciled outside the United States.

The fund’s ability to invest in issuers domiciled outside the United States includes investing in emerging markets.

The fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Global Balanced Fund / Summary prospectus     2

Principal risks This section describes the principal risks associated with investing in the fund. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile

3     American Funds Global Balanced Fund / Summary prospectus

and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have

American Funds Global Balanced Fund / Summary prospectus     4

greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause

5     American Funds Global Balanced Fund / Summary prospectus

the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The 60%/40% MSCI All Country World Index/Bloomberg Global Aggregate Index blends the MSCI All Country World Index, which measures global equity markets, with the Bloomberg Global Aggregate Index, which measures investment-grade bonds (rated BBB-/Baa3 and above), by weighting their total returns at 60% and 40% respectively. This assumes the blend is rebalanced monthly. Past investment results (before and after taxes) are not predictive of future investment results. Prior to October 30, 2020, certain fees, such as 12b-1 fees, were not charged on Class 529-F-1 shares. If these expenses had been deducted, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

American Funds Global Balanced Fund / Summary prospectus     6

Average annual total returns For the periods ended December 31, 2021:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-2 − Before taxes	2/1/2011	9.37%	8.88%	8.09%	7.22%
− After taxes on distributions		7.74	8.08	7.33	N/A
− After taxes on distributions and sale of fund shares		6.59	6.92	6.46	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
A (with maximum sales charge)	2/1/2011	2.86%	7.35%	7.21%	6.40%
C	2/1/2011	7.34	7.82	7.17	6.37
F-1	2/1/2011	9.09	8.59	7.80	6.94
F-3	1/27/2017	9.51	N/A	N/A	8.69
529-A (with maximum sales charge)	2/1/2011	5.26	7.82	7.41	6.57
529-C	2/1/2011	7.27	7.76	7.36	6.53
529-E	2/1/2011	8.85	8.35	7.54	6.67
529-F-1	2/1/2011	9.35	8.84	8.02	7.15
529-F-2	10/30/2020	9.38	N/A	N/A	18.93
529-F-3	10/30/2020	9.44	N/A	N/A	19.00
R-1	2/1/2011	8.36	7.80	7.12	6.25
R-2	2/1/2011	8.33	7.82	7.04	6.18
R-2E	8/29/2014	8.62	8.12	N/A	5.40
R-3	2/1/2011	8.83	8.30	7.51	6.65
R-4	2/1/2011	9.11	8.62	7.84	6.97
R-5E	11/20/2015	9.32	8.86	N/A	7.96
R-5	2/1/2011	9.44	8.94	8.15	7.28
R-6	2/1/2011	9.51	9.00	8.20	7.33

Indexes	1 year	5 years	10 years	Lifetime (from Class F-2 inception)
60%/40% MSCI All Country World Index/Bloomberg Global Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	8.78%	10.11%	7.91%	6.82%
MSCI All Country World Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	18.54	14.40	11.85	9.72
Bloomberg Global Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	-4.71	3.36	1.77	2.10
Class F-2 annualized 30-day yield at October 31, 2022: 2.34% (For current yield information, please call American Funds Service Company at (800) 421-4225 or visit capitalgroup.com.)

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

7     American Funds Global Balanced Fund / Summary prospectus

Management

Investment adviser Capital Research and Management Company
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alfonso Barroso President	10 years	Partner – Capital Research Global Investors
Philip Chitty Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors
Andrew A. Cormack Senior Vice President	4 years	Partner – Capital Fixed Income Investors
Bradford F. Freer Senior Vice President	3 years	Partner – Capital Research Global Investors
Winnie Kwan Senior Vice President	10 years	Partner – Capital Research Global Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Global Balanced Fund / Summary prospectus     8

Notes

9     American Funds Global Balanced Fund / Summary prospectus

Notes

American Funds Global Balanced Fund / Summary prospectus     10

You can access the fund’s statutory prospectus or SAI at capitalgroup.com/prospectus.
MFGEIPX-037-0123P Litho in USA CGD/CF/10148 Investment Company File No. 811-22496

American Funds® Global Balanced Fund Summary Prospectus Supplement May 1, 2023 (for prospectus dated January 1, 2023)

The table under the heading “Portfolio managers” in the “Management” section of the summary portion of the prospectus is amended in its entirety to read as follows:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alfonso Barroso President	10 years	Partner – Capital Research Global Investors
Philip Chitty Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors
Andrew A. Cormack Senior Vice President	4 years	Partner – Capital Fixed Income Investors
Bradford F. Freer Senior Vice President	3 years	Partner – Capital Research Global Investors
Winnie Kwan Senior Vice President	10 years	Partner – Capital Research Global Investors

Keep this supplement with your summary prospectus.

Lit. No. MFGEBS-537-0523P Printed in USA CGD/OCDM/10039-S93904

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ATTACHED SUMMARY PROSPECTUS AND SUMMARY PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ATTACHED ENGLISH LANGUAGE SUMMARY PROSPECTUS AND SUMMARY PROSPECTUS SUPPLEMENT ARE A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	JENNIFER L. BUTLER
JENNIFER L. BUTLER
SECRETARY